Investor Presentation (Q4 2023) (WSBC financials as of the three months ended 30 September 2023) John Iannone Senior Vice President, Investor Relations 304-905-7021

Forward-Looking Statements and Non-GAAP Financial Measures Forward-looking statements in this report relating to WesBanco’s plans, strategies, objectives, expectations, intentions and adequacy of resources, are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The information contained in this report should be read in conjunction with WesBanco’s Form 10-K for the year ended December 31, 2022 and documents subsequently filed by WesBanco with the Securities and Exchange Commission (“SEC”), including WesBanco’s Form 10-Q for the quarters ended March 31, 2023 and June 30, 2023, which are available at the SEC’s website, www.sec.gov or at WesBanco’s website, www.WesBanco.com. Investors are cautioned that forward-looking statements, which are not historical fact, involve risks and uncertainties, including those detailed in WesBanco’s most recent Annual Report on Form 10-K filed with the SEC under “Risk Factors” in Part I, Item 1A. Such statements are subject to important factors that could cause actual results to differ materially from those contemplated by such statements, including, without limitation, the effects of changing regional and national economic conditions, changes in interest rates, spreads on earning assets and interest-bearing liabilities, and associated interest rate sensitivity; sources of liquidity available to WesBanco and its related subsidiary operations; potential future credit losses and the credit risk of commercial, real estate, and consumer loan customers and their borrowing activities; actions of the Federal Reserve Board, the Federal Deposit Insurance Corporation, the Consumer Financial Protection Bureau, the SEC, the Financial Institution Regulatory Authority, the Municipal Securities Rulemaking Board, the Securities Investors Protection Corporation, and other regulatory bodies; potential legislative and federal and state regulatory actions and reform, including, without limitation, the impact of the implementation of the Dodd-Frank Act; adverse decisions of federal and state courts; fraud, scams and schemes of third parties; cyber-security breaches; competitive conditions in the financial services industry; rapidly changing technology affecting financial services; marketability of debt instruments and corresponding impact on fair value adjustments; and/or other external developments materially impacting WesBanco’s operational and financial performance. WesBanco does not assume any duty to update forward-looking statements. In addition to the results of operations presented in accordance with Generally Accepted Accounting Principles (GAAP), WesBanco's management uses, and this presentation contains or references, certain non-GAAP financial measures, such as pre-tax pre-provision income, tangible common equity/tangible assets; net income excluding after-tax restructuring and merger-related expenses; efficiency ratio; return on average assets; and return on average tangible equity. WesBanco believes these financial measures provide information useful to investors in understanding our operational performance and business and performance trends which facilitate comparisons with the performance of others in the financial services industry. Although WesBanco believes that these non-GAAP financial measures enhance investors' understanding of WesBanco's business and performance, these non-GAAP financial measures should not be considered an alternative to GAAP. The non-GAAP financial measures contained therein should be read in conjunction with the audited financial statements and analysis as presented in the Annual Report on Form 10-K as well as the unaudited financial statements and analyses as presented in the Quarterly Reports on Forms 10-Q for WesBanco and its subsidiaries, as well as other filings that the company has made with the SEC.

Strong market presence across legacy and major metropolitan markets Balanced loan and deposit distribution across diverse regional footprint Diversified revenue generation engines supported by unique long-term advantages Well-executed long-term growth strategies Note: loan and deposit data as of 9/30/2023; location data as of 10/25/2023 (LPOs indicated by red dots); market share based on 2023 state deposit rankings (except Pittsburgh which is MSA) (exclusions: Pittsburgh MSA – BNY Mellon, Raymond James; MD – Forbright, Capital Funding; OH – National Consumer Cooperative Bank) (source: S&P Capital IQ as of 10/13/2023) #14 in MD #15 in OH #12 in KY #3 in WV #10 Pgh MSA Strong Market Presence in Major Markets Broad and Balanced Market Distribution Strong market presence with broad and balanced distribution Evolving Regional Financial Services Institution

Balanced loan and deposit distribution across footprint Diversified earnings streams built for long-term success, led by century-old, $5.0B trust and wealth management business Strong presence in economically diverse, major markets supported by positive demographic trends Robust legacy deposit base provides pricing advantage Unique advantages, sustainable growth, shareholder focus Note: trust assets under management as of 9/30/2023 Investment Rationale Balanced and Diversified with Unique Long-Term Advantages Distinct and Well-Executed Long-Term Growth Strategies Legacy of Credit Quality, Risk Management, and Shareholder Focus Emphasis on digital capabilities and customer service to ensure relationship value that meets customer needs efficiently and effectively Established lending and wealth management teams Focus on positive operating leverage built upon a culture of expense management, enhanced by consolidated back-office functions in lower cost markets Well-capitalized with solid liquidity and strong credit quality and regulatory compliance Eight consecutive “outstanding” CRA ratings since 2003 Critical, long-term focus on shareholder return through earnings growth and effective capital management

Strategies for Long-Term Success

Strategic pillars focused on driving shareholder return Long-Term Growth Strategies Focus on Delivering Positive Operating Leverage Strong Legacy of Credit Quality, Risk Management, and Compliance Diversified Loan Portfolio with a Relationship Lending Focus Long History of Strong Wealth Management Capabilities Digital Banking Service Strategies and Core Funding Advantage Franchise-Enhancing Expansion within Contiguous Markets

Focus on strategic diversification, growth, and credit quality Balance disciplined loan origination with prudent underwriting standards Focus on relationship lending, especially for C&I Key offerings include loan swaps, treasury management, foreign exchange, cyber security, and lockbox services Strong residential mortgage program, including home equity lending Loan production office strategy Focus on balanced loan growth with strong underwriting standards Note: loan and deposit data as of quarter ending 9/30/2023; loan-to-value and debt service coverage as of 6/30/2023; office investment portfolio includes just one high-pass rated office investment loan within Washington D.C. and excludes owner-occupied Diversified Loan Portfolio $11.3 Billion Loan Portfolio Average loans to average deposits ratio of 86.8% provides opportunity for continued loan growth Robust legacy deposit base provides a competitive advantage, especially in the typical higher cost Mid-Atlantic and other major metro markets Manageable lending exposures De-emphasized consumer and several CRE categories in recent years Office investment loan portfolio $386 million, representing 3% of the total loan portfolio Geographically diverse (no Tier 1 cities); >98% “pass” risk grade classifications Average loan-to-value ~62%; average debt service coverage ratio ~1.7x

Wealth Management

Strong capabilities built on a century of expertise

Trust & Investments

- $5.0B of trust and mutual fund assets under management
- 6,700+ relationships
- Legacy market private wealth management growth opportunities
- Expansion opportunities in the Mid-Atlantic market
- WesMark Funds – six proprietary funds across equities, bonds, and tactical assets

Securities Brokerage

- Securities investment sales
- Licensed banker program
- Investment advisory services
- Regional player/coach program
- Expand external business development opportunities
- Expansion opportunities in KY, IN, and Mid-Atlantic



Trust Assets
(Market Value as of 12/31) ($B)
$ 2.3
$ 2.4
$ 3.2
$ 4.3
$ 5.0
CAGR 4.0%
2002
2008
2012
2018
2023 9/30

WesBanco WEALTH MANAGEMENT



Private Banking Loans and Deposits
(as of 12/31) ($MM)
$100
$365
$770
$1,050
$1,320
CAGR 30%
2013
2016
2019
2022
2023 9/30
Loans
Deposits

Insurance

- Personal, commercial, title, health, and life
- Expand title business in all markets
- Digital insurance agency for both personal and commercial property & casualty
- Third-party administrator (TPA) services for small business healthcare plans

Private Banking

- $1.3B in private client loans and deposits
- 4,800+ relationships
- Private wealth management growth opportunities across all markets

Note: assets, loans, deposits, and clients as of 9/30/2023; chart financials as of 12/31 unless otherwise stated

©2023 WesBanco Inc. | All rights reserved
8

Robust Digital Capabilities

Driving enhanced customer service and enterprise efficiency

WesBanco


Cloud Based and Open Architecture
Data Management and Analytics
Customer Centricity
Continuous Integration and Delivery
Unified Payments Infrastructure
100% Digital and Omni-Channel

- Digital banking utilization
  - ~72% of retail customers utilize online digital banking services
  - ~4.5 million web and mobile logins per month
  - Mobile ~50% of total, with an average of 17 monthly logins per customer
  - >170,000 mobile wallet transactions, ~30,000 mobile deposits, and >30,000 Zelle® payments per month
- Digital acquisition
  - ~51% of residential mortgage applications submitted via online portal
  - ~270 deposit accounts opened online per month
  - WesBanco Insurance Services launched white-label insurance capabilities with a web-based term-life insurance platform, and a fully-integrated digital property and casualty insurance for consumers and small businesses
- State-of-the-art core banking software system
  - Omni-channel presence – real-time account activity across all channels
  - Improved customer service through reduced manual activities
  - More efficient processing cost structure
- Cloud-based architecture utilization
  - Early adoption to leverage modernized data and application platforms, combined with significant expense and performance benefits
  - Actively harnessing advanced artificial intelligence (AI) and robotic process automation (RPA) technologies to automate business processes

Note: digital statistics as of 3Q2023 year-to-date ("YTD"); Zelle® payment service added August 2021; online residential mortgage applications and deposit account opening capabilities launched July 2019; WesBanco Insurance Services online term-life and P&C insurance capabilities launched November 2020 and January 2021, respectively; core banking software system upgraded 8/2/2021

©2023 WesBanco Inc. | All rights reserved
9

Granular core deposit funding base supports diversified commercial and retail strategy Robust legacy deposit base provides competitive funding advantage, especially in the typical higher cost Mid-Atlantic and major metro markets During the last five years: Total deposits (excluding CDs) have grown organically at a 7% CAGR Total demand deposits have grown organically at a 7% CAGR to represent ~57% of total deposits Non-interest bearing demand deposits have grown organically at a 8% CAGR Benefits of Core Deposit Funding Advantage Note: text reflects period-end data and pie charts reflect quarterly averages; peer bank group includes all U.S. banks with total assets of $10B to $25B (as of most recent period) from S&P Capital IQ (as of 10/31/2023) and represent simple averages Strong Deposit Base Average Deposits as of 9/30/2023 Average Deposits as of 9/30/2018 Average Deposits as of 9/30/2022 Funding Cost Interest-Bearing = 2.01% Total Deposits = 1.36% [Peer Avg Int-Bearing Deposit Cost = 2.58%] Funding Cost Interest-Bearing = 0.27% Total Deposits = 0.17% [Peer Avg Int-Bearing Deposit Cost = 0.56%] Funding Cost Interest-Bearing = 0.56% Total Deposits = 0.41% [Peer Avg Int-Bearing Deposit Cost = 0.91%]

Targeted acquisitions in existing markets and new higher-growth metro areas; as well as loan production office (“LPO”) strategy Long-term focus on appropriate capital management to enhance shareholder value Strong capital and liquidity, along with strong regulatory compliance processes, provides ability to execute transactions quickly Diligent efforts to maintain a community bank-oriented, value-based approach to our markets History of successful acquisitions that have improved earnings Focused on enhancing shareholder value Note: AmTrust was an acquisition of five branches; Loan Production Office strategy indicated by red dots Franchise Expansion Contiguous Markets Expansion YCB FFKT FTSB OAKF ESB & FSBI OLBK AmTrust Franchise-Enhancing Expansion Mergers OLBK FFKT FTSB YCB ESB FSBI AmTrust OAKF Announced Jul-19 Apr-18 Nov-17 May-16 Oct-14 Jul-12 Jan-09 Jul-07 Closed Nov-19 Aug-18 Apr-18 Sep-16 Feb-15 Nov-12 Mar-09 Nov-07 Loan Production Offices Akron Canton (2Q2016) Northern VA (3Q2021) Nashville (1Q2022) Indianapolis (2Q2022) Cleveland (3Q2022) Chattanooga (3Q2023)

Focus on Enhancing Shareholder Value

Delivering positive operating leverage; enhancing shareholder value

WesBanco

- Disciplined growth, balanced by a fundamental focus on expense management and supported by franchise-enhancing acquisitions, in order to deliver positive operating leverage and enhance shareholder value



Assets +221%
Lending & Revenue Diversification Strategy Begun
$10B Asset Threshold Preparations Begun
"Durbin Amendment" Impact Begun (Jul-19)
Start of Pandemic & Fed Funds Rate Cut to 0.0-0.25% (Mar-20)
Start of Aggressive Fed Funds Rate Increases (Mar-22)
Total Assets ($B)
Fidelity Merger (Nov-12)
ESB Merger (Feb-15)
YCB Merger (Sep-16)
FTSB (Apr-18) & FFKT (Aug-18) Mergers
OLBK Merger (Nov-19)
$ 5.4
$ 5.4
$ 5.5
$ 6.1
$ 6.1
$ 6.3
$ 8.5
$ 9.8
$ 9.8
$ 12.5
$ 15.7
$ 16.4
$ 16.9
$ 16.9
$ 17.3
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023

	2009	2010	2011	2012	2013	2014	2015	2016	2017	2018	2019	2020	2021	2022	2023
Operating Leverage	0.6x	9.6x	4.2x	0.7x	1.6x	10.9x	2.2x	1.9x	1.8x	2.5x	1.4x	1.8x	n/m	0.1x	0.9x

Note: financial data as of 12/31; current data as of 9/30/2023 (operating leverage YTD); balance sheet data as of period ends;

©2023 WesBanco Inc. | All rights reserved

12

Strong legacy of credit and risk management and regulatory compliance Based upon conservative underwriting standards and approval processes supported by centralized back-office and loan funding functions Mature enterprise risk management program headed by Chief Risk Officer addressing key risks in all business lines and functional areas Enhanced compliance and risk management system and testing platform Strong and scalable BSA/AML function Examined by CFPB for consumer compliance supervision Eight consecutive “outstanding” CRA ratings since 2003 Strong regulatory capital ratios significantly above regulatory requirements Capital ratios above both regulatory and well-capitalized levels Note: capital ratios enhanced by August 2020 issuance of $150MM of preferred stock; effective 4Q2019, as required by the Dodd-Frank Act for financial institutions with total assets >$15B, Tier 1 Capital Ratios negatively impacted by the movement of ~$130MM of TruPS from Tier 1 to Tier 2 risk-based capital Strong Risk Management and Capital Position memo Well-Capitalized 8.0% Required 6.0% memo Well-Capitalized 5.0% Required 4.0% Tier 1 Leverage Capital Ratio Tier 1 Risk-Based Capital Ratio

Commitment to Sustainability

Ensuring a strong financial institution for all of our stakeholders

WesBanco

$1.9 billion
Community Development Lending (2018-2022)

>6,200 jobs
Created by New Markets Loan Program (Tax Credit Allocations 2004, 2007, 2017, 2018)

>$140 million
Community Reinvestment Act Investments (2022)

$4.3 million
Community Development Philanthropic Donations (2018-2022)

~59,500 hours
Community Development Service Hours (2018-2022)

8 consecutive
"Outstanding" composite ratings from the FDIC for CRA performance

39% supplies
Green office supplies (compared to <1% in 2019)

~30% facilities
Converted to LED lighting; will continue conversions, over time, as remodel facilities

50% workforce
Including 75% of support areas, in either a 100% remote or hybrid schedule

>20% reduction
In financial center footprint, while continuing to serve customers effectively

~70% female
Employees identifying as female, including ~54% of Bank Officers

>32% female
Key senior executive leadership positions identifying as female

29% diverse
Board of Directors identifying as diverse (gender, ethnicity)

~10% diverse
Employees identifying as ethnically diverse, including ~7% of Bank Officers

153 years
Strong culture of credit quality, risk management, and compliance

Note: data as of 12/31/2022 except Board diversity (as of 4/19/2023) and financial center reduction (as of 12/31/2022 and compared to 12/31/2018); "CRA" is Community Reinvestment Act; "key senior executive leadership" defined as the CEO's direct reports and their direct reports; please visit wesbanco.com for the full sustainability report

©2023 WesBanco Inc. | All rights reserved

14

Commitment to Excellence

National accolades a testament to strong performance & foundation

WesBanco

- WesBanco Bank was named, for the 5th year in a row, one of the World's Best Banks in an independent ranking by Forbes, based 100% on customer satisfaction and consumer feedback
  - High scores for 'customer service', 'digital services', 'satisfaction', and 'financial advice'
- For the 3rd consecutive year, WesBanco was named one of America's Best Midsize Employers by Forbes, based on employee feedback and recommendations
- For the 13th time since the rankings inception in 2010, WesBanco Bank was again named one of the Best Banks in America by Forbes based on soundness, capital, credit quality, and profitability
- Bauer Financial again awarded WesBanco Bank their highest rating as a "five-star" bank – for the 36th consecutive quarter
- WesBanco Bank received the America Saves Designation of Savings Excellence for Banks, a designation from America Saves, for the 8th consecutive year and one of only six banks
- Kroll Bond Rating Agency affirmed senior unsecured debt ratings of BBB+ to WesBanco, Inc. and A- to WesBanco Bank, Inc., and a "Stable" outlook for all long-term ratings

Note: Kroll Bond Rating Agency rating affirmation announced 8/10/2023

©2023 WesBanco Inc. | All rights reserved 15

Financial Overview

Period-end and average total deposits increased sequentially, reflecting deposit gathering and retention efforts across retail and business customers Solid loan growth reflecting the strength of our markets and lending teams, as well as our loan production offices, led by Chattanooga Non-interest income trends remained solid, supported by new commercial loan swap and wealth management fees Key credit quality metrics remained at low levels and favorable to peer bank averages WesBanco remains well-capitalized with solid liquidity and a strong balance sheet with capacity to fund loan growth Net Income Available to Common Shareholders and Diluted EPS(1) $34.8 million; $0.59/diluted share Total Deposits +7.1 % QoQ (annualized); flat to YE22 Total Loan Growth +10.1% YoY; +7.6% YTD (annualized) Average Loans to Average Deposits 86.8% Non-Performing Assets to Total Assets 0.18% Tangible Equity to Tangible Assets(1) 8.15% Solid deposit and loan growth; strong capital and credit quality Note: financial and operational highlights during the quarter ended September 30, 2023 (1) Non-GAAP measure – please see reconciliation in appendix; excludes restructuring and merger-related expenses Q3 2023 Financial and Operational Highlights

Loan growth continues to demonstrate the successful execution of our expansion into higher-growth markets and ability to hire top-tier lending officers across our footprint Loan production offices, led by newest in Chattanooga, are contributing meaningfully to the commercial loan pipeline +10.1% year-over-year and +1.7% (or +6.7% annualized) quarter-over-quarter C&I loans increased 7.5% quarter-over-quarter annualized, reflecting strategic loan production office and lender hiring initiatives CRE loan payoffs returned to a more historical quarterly level during Q3 2023, totaling approximately $94 million C&I line utilization, as of 9/30/2023, declined ~490 basis points year-over-year to 31% 7.6% total loan growth year-to-date (annualized) Q3 2023 Total Portfolio Loans

Net interest margin of 3.03%, reflects current rate environment Q3 2023 net interest margin of 3.03% reflects the 525 basis point increase in the federal fund rate since March 2022, partially offset by the deployment of excess cash into higher-yielding loans The net interest margin decreased 15 basis points sequentially due to higher funding costs from increasing deposit costs and continued remix from non-interest bearing deposits into higher tier money market and certificate of deposit accounts Federal Home Loan Bank borrowings totaled $1.1 billion at 9/30/2023, down $255 million from 6/30/2023 Total deposit funding costs, including non-interest bearing deposits, were 136 basis points, increasing 33 basis points sequentially and 119 basis points year-over-year Q3 2023 Net Interest Margin (NIM)

Excluding a gain on sale in the prior year period, non-interest income would have increased 0.5% year-over-year, reflecting the strength in commercial swap fees Commercial loan swap income, which is now listed separately on the income statement, reflects $2.5 million in new swap fees, up $0.8 million year-over-year Fair market value adjustments totaled $1.4 million, as compared to $0.8 million last year On a year-to-date basis, new swap fees increased 154% year-over-year to $6.8 million, while fair market value adjustments of $0.5 million, decreased $2.9 million Net loss on other assets decreased year-over-year primarily due to a $1.5 million gain on the sale of the underlying equity investments held by WesBanco Community Development Corporation in the prior year quarter $6.8MM new commercial loan swap fees year-to-date Note: OREO = other real estate owned Q3 2023 Non-Interest Income

Disciplined expense management; appropriate growth investments Q3 2023 Non-Interest Expense Salaries and wages increased due to higher salary expense related to annual merit increases and new revenue-producing hires, mainly commercial lenders, during the past year, offset somewhat by efficiency improvements in the mortgage banking staffing model Employee benefits increased year-over-year due primarily to higher health insurance contributions Equipment and software expense increased due to the planned upgrade to one-third of our ATM fleet with the latest technology and general inflationary cost increases for existing service agreements FDIC insurance expense increased due to an increase in the minimum rate for all banks

Comparable operating measures to peer bank group Note: financial data as of 12/31 YTD; current data as of 9/30/2023 YTD; Current Expected Credit Losses (“CECL”) accounting standard adopted January 1, 2020 by WSBC; peer bank group includes all U.S. banks with total assets of $10B to $25B (as of each period) from S&P Capital IQ (as of 10/31/2023 and represent simple averages (ROATE & ROAA are S&P calculations; Efficiency & NIM are company-reported); Efficiency & NIM presented on a fully taxable-equivalent (FTE) and annualized basis; 2020 and 2021 ACL comparability impacted by timing of the adoption of CECL accounting standard and economic assumptions used by each bank; please see the reconciliations in the appendix Return on Average Assets Efficiency Ratio Net Interest Margin Return on Average Tangible Equity Disciplined Execution upon Growth Strategies 0.77% 1.34% 0.93% 1.09% 1.40% 9.2% 15.1% 12.4% 15.2% 13.9%

Favorable asset quality measures compared to peer bank group Note: financial data as of quarter ending for dates specified; peer bank group includes all U.S. banks with total assets of $10B to $25B from S&P Capital IQ (as of 10/31/2023) and represent simple averages except criticized & classified loans as % of total loans which is a weighted average; 2020 and 2021 ACL comparability impacted by timing of the adoption of CECL accounting standard and economic assumptions used by each bank Non-Performing Assets as % of Total Assets Net Charge-Offs as % of Average Loans (YTD Annualized) Allowance for Credit Losses as % of Total Loans Criticized & Classified Loans as % of Total Loans Strong Legacy of Credit Quality

Returning value to shareholders Note: dividend through August 2023 declaration announcement; WSBC dividend yield based upon 10/30/2023 closing stock price of $24.27; peer bank group includes all U.S. banks with total assets of $10B to $25B (as of most recent period) from S&P Capital IQ (as of 10/31/2023 and represent simple average) Under the existing share repurchase authorization that was approved on February 24, 2022 by WesBanco’s Board of Directors Non-GAAP measure – please see reconciliation in appendix Focus on appropriate capital allocation to provide financial flexibility while continuing to enhance shareholder value through earnings growth and effective capital management Capital management strategy: loan growth, dividends, share repurchases, acquisitions Q3 2023 dividend yield 5.8%, compared to 4.1% for bank group ~1.0 million shares continue to remain for repurchase (as of 9/30/2023)(1) Capital Management Strategy Tangible Book Value per Share ($)(2) Quarterly Dividend per Share ($) +150% +66%

Appendix

12.39% return on average tangible equity year-to-date Note: PTPP = pre-tax, pre-provision Non-GAAP measure – please see reconciliation in appendix Excludes restructuring and merger-related expenses Q3 2023 Key Metrics

Strong team efforts drive 1.8% deposit growth quarter-over-quarter Note: “uninsured deposits” are approximated; “collateralized municipal deposits” are collateralized by securities; “exclusions” represent accrued interest payable Total deposits, as of September 30, 2023, were $13.1 billion, consistent with the level reported at December 31, 2022, reflecting benefit of deposit gathering efforts by our retail and commercial teams Brokered deposits increased $64 million sequentially Distribution: consumer ~53% and business ~34% (note: public funds, which are separately collateralized, ~13%) Q3 2023 total deposits, both period-end and average, increased sequentially Total deposits declined year-over-year due to the impact of interest rate and inflationary pressures across the economy, combined with Federal Reserve’s tightening actions to control inflation which has resulted in industry-wide deposit contraction Total demand deposits represented 57% of total deposits, with the non-interest bearing component representing 32% Q3 2023 Total Deposits

Weighted average yield 2.46% vs. 2.16% last year Weighted average duration 5.1 Total unrealized securities losses (after-tax): Available for Sale (“AFS”) = $298MM Held to Maturity (“HTM”) = $161MM Note: HTM losses not recognized in accumulated other comprehensive income Securities 19.7% of assets, down 390 basis points year-over-year Note: weighted average yields have been calculated on a taxable-equivalent basis using the federal statutory rate of 21%; after-tax unrealized losses have been calculated using the Other Comprehensive Income (“OCI”) tax rate of approximately 24% Non-GAAP measure – please see reconciliation in appendix Q3 2023 Total Securities

Allowance coverage ratio of 1.12% Note: ACL at 9/30/2023 excludes off-balance sheet credit exposures of $9.7 million The increase in the allowance was primarily driven by a $2.9 million specific reserve on one hospitality loan in addition to loan growth and adjustments in regional macroeconomic factors During Q3 2023, recorded a provision for credit losses of $6.3 million, as compared to a $0.5 million provision release in the prior year period Allowance coverage ratio of 1.12% Excludes fair market value adjustments on previously acquired loans representing 0.13% of total portfolio loans Q3 2023 Current Expected Credit Loss (CECL)

Efficiency Ratio Reconciliation Note: “efficiency ratio” is non-interest expense excluding restructuring and merger-related expense divided by total income; FTE represents fully taxable equivalent; Old Line Bancshares merger closed November 2019; Farmers Capital Bank Corporation merger closed August 2018; First Sentry Bancshares merger closed April 2018; Your Community Bankshares merger closed September 2016; ESB Financial merger closed February 2015; Fidelity Bancorp merger closed November 2012; AmTrust 5 branch acquisition closed March 2009

Pre-Tax, Pre-Provision Income (PTPP) and Ratios Reconciliation

Net Income and Diluted Earnings per Share (EPS) Reconciliation

Tangible Book Value per Share Reconciliation

Return on Average Assets (1) Ratios are annualized by utilizing the actual numbers of days in the quarter versus the year Note: Current Expected Credit Losses (“CECL”) accounting standard adopted January 1, 2020 by WSBC; Old Line Bancshares merger closed November 2019 Reconciliation

Return on Average Tangible Equity Reconciliation (1) Amortization of intangibles tax effected at 21% for all prior periods (2) Ratios are annualized by utilizing the actual numbers of days in the quarter versus the year Note: Current Expected Credit Losses (“CECL”) accounting standard adopted January 1, 2020 by WSBC; Old Line Bancshares merger closed November 2019